2Q2019
Supplemental Information
FURNISHED AS OF JULY 30, 2019 - UNAUDITED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2018 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
5	Salient Facts
6	Corporate Information
7	Balance Sheet
8	Statements of Income
9	FFO, Normalized FFO, & FAD
10	Capital Funding & Commitments
11	Debt Metrics
12	Debt Covenants
13	Acquisition & Disposition Activity
14	Re/Development Activity
15	Portfolio
16	Associated Health Systems
17	Top Tenants
18	MOB Proximity to Hospital
19	Lease Maturity, Lease & Building Size
20	Historical Occupancy
21	Occupancy Reconciliation
22	Same Store Leasing Statistics
23	Same Store Performance
24	Reconciliation of NOI
25	Reconciliations of NOI & EBITDA
26	Components of Net Asset Value
27	Components of Expected FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 3

Highlights

QUARTERLY HIGHLIGHTS

•	For the trailing twelve months ended June 30, 2019, same store cash NOI grew 3.6%.

◦	Revenues increased 2.8% and revenue per average occupied square foot increased 2.9%.

◦	Operating expenses increased 1.6%.

◦	Average occupancy was stable at 89.5% versus 89.6% the same period a year ago.

•	Same store cash NOI for the second quarter increased 3.0% over the second quarter of 2018.

•	Predictive growth measures in the same store multi-tenant portfolio include:

◦	Average in-place rent increases of 2.91%, up from 2.84% a year ago, partially attributable to future annual contractual increases of 3.17% for leases commencing in the quarter.

◦	Weighted average cash leasing spreads of 5.0% on 305,000 square feet renewed:

◦	8% (<0% spread)

◦	2% (0-3%)

◦	53% (3-4%)

◦	37% (>4%)

◦	Tenant retention of 87.4%.

•	Portfolio leasing activity in the second quarter totaled 534,000 square feet related to 169 leases:

◦	367,000 square feet of renewals

◦	167,000 square feet of new and expansion leases

◦	26,000 square feet of net positive sequential absorption

•	Second quarter acquisitions of $102.2 million included five properties totaling 293,000 square feet that were 94% leased. Acquisitions included:

◦	A medical office building adjacent to AA- rated Piedmont Healthcare's hospital in the Buckhead area of Atlanta for $28.0 million. The 48,000 square foot building is 100% leased.

◦
A medical office building adjacent to AA- rated Baylor Scott & White Health’s All Saints Medical Center in the Dallas-Fort Worth market for $17.0 million. The 90,000 square foot building is 85% leased and adjacent to a 140,000 square foot, on-campus medical office building developed by the Company.

◦
A medical office building adjacent to AA- rated MultiCare Health System’s Allenmore Hospital in the Seattle-Tacoma market for $7.7 million. The 30,000 square foot building is 100% leased and is adjacent to two on-campus medical office buildings, totaling 154,000 square feet, owned by the Company.

◦
Two medical office buildings for $49.5 million, totaling 126,000 square feet, that are 98% leased in aggregate. These properties are located near AA+ rated UW Medicine’s Northwest Hospital and Medical Center in Seattle where the Company owns two medical office buildings totaling 130,000 square feet.

•	Second quarter dispositions of $13.0 million included four medical office buildings totaling 67,000 square feet in Tucson, AZ, three of which were located off-campus.

•	In May 2019, the Company renewed and expanded its credit facilities by:

◦	Extending the $700 million unsecured credit facility maturity to 2023 and improving borrowing costs by 10 basis points.

◦	Extending its existing five-year term loan maturity to 2024, expanding the total capacity by $50 million to $200 million, and improving borrowing costs by 10 basis points.

◦	Entering into a new seven-year $150 million term loan facility with a nine-month delayed draw feature. The Company expects to draw from this facility in the first quarter of 2020.

•
In the second quarter, the Company entered into $100 million of LIBOR-based swaps, bringing the Company's total LIBOR-based swaps to $175 million, with a weighted average rate of 2.29% plus the applicable margin rate.

•	Net debt to adjusted EBITDA was 5.2 times.

•	A dividend of $0.30 per common share was declared for the second quarter. Dividends paid for the quarter equaled 75.8% of normalized FFO and 93.4% of FAD.

OTHER ITEMS OF NOTE

•
The Company traditionally experiences an increase in property operating expenses during the third quarter related to seasonal utilities. Over the past three years, third quarter same store cash NOI growth has been sequentially flat as revenue growth has been offset by increases in utility expenses averaging $1.5 million due to seasonally high temperatures.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 4

Salient Facts
AS OF JUNE 30, 2019

Properties

$4.1B invested in 201 properties
15.3M SF owned in 26 states
11.1M SF managed by Healthcare Realty
93.2% medical office and outpatient
87.6% on/adjacent to hospital campuses
3.6% same store cash NOI growth (TTM)

Capitalization

$5.6B enterprise value as of 7/26/2019
$4.1B market capitalization as of 7/26/2019
129.2M shares outstanding
$0.30 quarterly dividend per share
BBB/Baa2 credit rating
26.4% debt to enterprise value at 6/30/2019
5.2x net debt to adjusted EBITDA

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 5

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2019, the Company owned 201 real estate properties in 26 states totaling 15.3 million square feet and was valued at approximately $5.5 billion. The Company provided leasing and property management services to 11.1 million square feet nationwide.

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461
communications@healthcarerealty.com
www.healthcarerealty.com

EXECUTIVE OFFICERS

David R. Emery
Executive Chairman of the Board

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

ANALYST COVERAGE

BMO Capital Markets
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
JMP Securities LLC
KeyBanc Capital Markets Inc.
Mizuho Securities USA Inc
Morgan Stanley & Co, LLC
Raymond James & Associates
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Wells Fargo Securities, LLC

BOARD OF DIRECTORS

David R. Emery
Executive Chairman of the Board
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Peter F. Lyle
Vice President
Medical Management Associates, Inc.

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

J. Knox Singleton
Retired Chief Executive Officer
Inova Health System

Bruce D. Sullivan
Retired Audit Partner
Ernst & Young LLP

Christann M. Vasquez
President
Dell Seton Medical Center at University of Texas
Seton Medical Center Austin
Seton Shoal Creek Hospital

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 6

Balance Sheet
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Real estate properties
Land	$247,772	$230,206	$230,206	$217,322	$214,755
Buildings, improvements and lease intangibles	3,845,546	3,757,260	3,675,415	3,669,852	3,668,938
Personal property	10,804	10,739	10,696	10,454	10,355
Construction in progress	36,996	40,326	33,107	26,960	23,102
Land held for development	24,647	24,647	24,647	24,645	24,633
Total real estate properties	4,165,765	4,063,178	3,974,071	3,949,233	3,941,783
Less accumulated depreciation and amortization	(1,064,408)	(1,035,800)	(1,015,174)	(989,585)	(959,732)
Total real estate properties, net	3,101,357	3,027,378	2,958,897	2,959,648	2,982,051
Cash and cash equivalents	7,617	11,313	8,381	10,027	7,414
Assets held for sale, net	6,615	10,568	9,272	8,826	8,788
Operating lease right-of-use assets [1]	127,326	128,141	—	—	—
Financing lease right-of-use assets [1]	9,095	9,259	—	—	—
Other assets	176,537	175,864	214,697	222,582	216,437
Total assets	$3,428,547	$3,362,523	$3,191,247	$3,201,083	$3,214,690

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Liabilities
Notes and bonds payable	$1,442,758	$1,343,110	$1,345,984	$1,344,759	$1,335,732
Accounts payable and accrued liabilities	60,394	61,519	80,411	72,927	66,490
Liabilities of properties held for sale	511	633	587	141	340
Operating lease liabilities [1]	91,056	91,044	—	—	—
Financing lease liabilities [1]	14,216	14,294	—	—	—
Other liabilities	50,168	46,144	47,623	43,004	44,072
Total liabilities	1,659,103	1,556,744	1,474,605	1,460,831	1,446,634
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,292	1,292	1,253	1,252	1,252
Additional paid-in capital	3,305,344	3,302,814	3,180,284	3,181,263	3,178,514
Accumulated other comprehensive income (loss)	(6,189)	(1,611)	(902)	473	5
Cumulative net income attributable to common stockholders	1,097,494	1,093,010	1,088,119	1,071,804	1,065,256
Cumulative dividends	(2,628,497)	(2,589,726)	(2,552,112)	(2,514,540)	(2,476,971)
Total stockholders' equity	1,769,444	1,805,779	1,716,642	1,740,252	1,768,056
Total liabilities and stockholders' equity	$3,428,547	$3,362,523	$3,191,247	$3,201,083	$3,214,690

1
Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, the Company recorded the present value of future lease payments on the Condensed Consolidated Balance Sheet. This amount was recorded as a right-of-use asset with a corresponding lease liability. The right-of-use asset also includes prepaid leases and acquisition market rate intangibles. The Company's leases where it is the lessee are primarily ground leases. All of the Company's ground leases that were in-place as of December 31, 2018 were recorded as operating leases. The Company assumed two ground leases in connection with an acquisition in the first quarter that were classified as finance leases.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 7

Statements of Income
DOLLARS IN THOUSANDS

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Revenues
Rental income	$114,351	$110,696	$111,149	$111,452	$109,566	$110,229	$105,806	$105,078
Other operating	1,966	1,961	2,019	2,010	2,068	1,895	1,943	1,947
	116,317	112,657	113,168	113,462	111,634	112,124	107,749	107,025
Expenses
Property operating	44,286	42,725	42,815	44,135	41,737	41,818	40,590	40,628
General and administrative	7,845	8,510	8,534	8,504	8,373	9,101	8,272	8,021
Acquisition and pursuit costs [1]	422	305	200	141	120	277	302	507
Depreciation and amortization	43,926	42,662	42,437	42,061	40,130	39,573	37,324	35,873
Bad debts, net of recoveries [2]	—	—	18	(62)	104	—	(17)	4
	96,479	94,202	94,004	94,779	90,464	90,769	86,471	85,033
Other income (expense)
Gain on sales of real estate properties	4,849	15	10,787	1,288	29,590	—	—	(7)
Interest expense	(13,850)	(13,588)	(13,602)	(13,464)	(13,069)	(12,668)	(13,707)	(14,107)
Loss on extinguishment of debt	—	—	—	—	—	—	(44,985)	—
Impairment of real estate assets	(5,610)	—	—	—	—	—	2	(5,059)
Interest and other income (expense), net	(743)	9	(35)	41	38	493	261	354
	(15,354)	(13,564)	(2,850)	(12,135)	16,559	(12,175)	(58,429)	(18,819)
Net income (loss)	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173

1	Includes third party and travel costs related to the pursuit of acquisitions and developments.

2	Beginning in the first quarter of 2019 with the adoption of Accounting Standards Codification Topic 842, bad debts, net of recoveries associated with lease revenue was recorded within rental income.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 8

FFO, Normalized FFO, & FAD [1,2]
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Net income (loss)	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173
Gain on sales of real estate assets	(4,849)	(15)	(10,787)	(1,288)	(29,590)	—	—	7
Impairments of real estate assets	5,610	—	—	—	—	—	(2)	5,059
Real estate depreciation and amortization	44,682	43,383	43,380	42,723	40,747	40,003	37,869	36,478
FFO	$49,927	$48,259	$48,907	$47,983	$48,886	$49,183	$716	$44,717
Acquisition and pursuit costs [3]	422	305	200	141	120	277	302	507
Lease intangible amortization [4]	54	84	—	—	—	—	—	—
Revaluation of awards upon retirement	—	—	—	70	—	—	—	—
Forfeited earnest money received	—	—	—	—	—	(466)	—	—
Debt financing costs	760	—	—	—	—	—	45,773	—
Normalized FFO	$51,163	$48,648	$49,107	$48,194	$49,006	$48,994	$46,791	$45,224
Non-real estate depreciation and amortization	1,536	1,465	1,439	1,506	1,481	1,466	1,439	1,388
Provision for bad debt, net	150	(75)	18	(62)	104	—	(17)	4
Straight-line rent income, net	(1)	(270)	(302)	(413)	(683)	(1,330)	(201)	(1,156)
Stock-based compensation	2,372	2,639	2,601	2,605	2,593	2,822	2,531	2,429
Normalized FFO adjusted for non-cash items	55,220	52,407	52,863	51,830	52,501	51,952	50,543	47,889
2nd generation TI	(6,124)	(4,326)	(10,367)	(6,950)	(7,755)	(5,867)	(6,929)	(4,481)
Leasing commissions paid	(2,601)	(1,483)	(2,182)	(1,139)	(1,947)	(1,851)	(2,705)	(1,826)
Capital expenditures	(4,993)	(3,462)	(2,817)	(6,229)	(7,117)	(4,184)	(6,400)	(4,203)
FAD	$41,502	$43,136	$37,497	$37,512	$35,682	$40,050	$34,509	$37,379
Dividends paid	$38,771	$37,614	$37,571	$37,570	$37,569	$37,556	$37,467	$34,964
FFO per common share - diluted	$0.39	$0.39	$0.39	$0.39	$0.39	$0.40	$0.01	$0.37
Normalized FFO per common share - diluted	$0.40	$0.39	$0.40	$0.39	$0.40	$0.40	$0.38	$0.38
FFO weighted average common shares outstanding - diluted [5]	128,279	124,928	124,240	124,192	123,983	123,984	124,125	120,081

1
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”

2
FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

3	Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.

4
The Company adopted the 2018 NAREIT FFO White Paper Restatement during the first quarter of 2019. This amended definition specifically includes the impact of acquisition related market lease intangible amortization in the calculation of NAREIT FFO.  The Company historically included this amortization in the real estate depreciation and amortization line item which is added back in the calculation of NAREIT FFO.  Prior periods were not restated for the adoption.

5	Diluted weighted average common shares outstanding for the three months ended June 30, 2019 includes the dilutive effect of nonvested share-based awards outstanding of 754,089.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 9

Capital Funding & Commitments
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Acquisitions	$102,225	$93,000	$36,950	$4,150	$70,350
Re/development	6,916	7,281	6,895	5,016	10,998
1st gen. TI & acquisition capex [1]	4,647	2,752	3,394	3,866	4,668

MAINTENANCE CAPITAL EXPENDITURES
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
$ Spent
2nd generation TI	$6,124	$4,326	$10,367	$6,950	$7,755
Leasing commissions paid	2,601	1,483	2,182	1,139	1,947
Capital expenditures	4,993	3,462	2,817	6,229	7,117
	$13,718	$9,271	$15,366	$14,318	$16,819
% of NOI
2nd generation TI	8.5%	6.2%	14.8%	10.1%	11.2%
Leasing commissions paid	3.6%	2.1%	3.1%	1.6%	2.8%
Capital expenditures	6.9%	5.0%	4.0%	9.0%	10.3%
	19.0%	13.3%	21.9%	20.7%	24.3%

LEASING COMMITMENTS
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Renewals
Square feet	366,524	575,195	341,032	572,554	346,539
2nd generation TI/square foot/lease year	$1.75	$2.12	$1.69	$1.50	$2.48
Leasing commissions/square foot/lease year	$0.43	$0.60	$0.49	$0.75	$0.57
WALT (in months) [2]	53.0	46.3	51.4	34.0	75.6

New leases
Square feet	123,918	78,947	104,248	79,545	95,542
2nd generation TI/square foot/lease year	$5.18	$5.06	$4.72	$4.28	$4.04
Leasing commissions/square foot/lease year	$1.05	$0.91	$1.23	$1.14	$0.84
WALT (in months) [2]	60.7	59.6	72.8	58.5	63.8

All
Square feet	490,442	654,142	445,280	652,099	442,081
2nd generation TI/square foot/lease year	$2.71	$2.56	$2.60	$2.03	$2.77
Leasing commissions/square foot/lease year	$0.60	$0.64	$0.72	$0.82	$0.62
Leasing commitments as a % of annual net rent	15.7%	14.4%	16.0%	12.0%	15.8%
WALT (in months) [2]	55.0	47.9	56.4	37.0	73.0

1	Planned capital expenditures for acquisitions include expected near-term fundings that were contemplated as part of the acquisition.

2	WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 10

Debt Metrics
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2019
	INTEREST EXPENSE	PRINCIPAL BALANCE	BALANCE [1]	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due April 2023	$2,397	$250,000	$248,328	46	3.75%	3.95%
Senior notes due May 2025 [2]	2,469	250,000	248,399	70	3.88%	4.08%
Senior notes due January 2028	2,773	300,000	295,422	102	3.63%	3.84%
Total senior notes outstanding	$7,639	$800,000	$792,149	74	3.74%	3.95%
$700 million unsecured credit facility due May 2023	2,356	320,000	320,000	47	LIBOR + 0.90%	3.30%
$200 million unsecured term loan facility due May 2024 [3]	1,447	200,000	198,901	59	LIBOR + 1.00%	3.30%
$150 million unsecured term loan facility due June 2026 [4]	—	—	—	83	LIBOR + 1.60%	N/A
Mortgage notes payable, net	1,589	131,632	131,708	59	4.95%	4.81%
Total outstanding notes and bonds payable	$13,031	$1,451,632	$1,442,758	65	3.69%	3.79%
Interest cost capitalization	(344)
Unsecured credit facility fee and deferred financing costs	967
Financing lease right-of-use assets	196
Total quarterly consolidated interest expense	$13,850

DEBT MATURITIES SCHEDULE AS OF JUNE 30, 2019
	PRINCIPAL PAYMENTS					WEIGHTED AVERAGE RATE
	CREDIT FACILITY	TERM LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	MORTGAGE NOTES	OTHER	TOTAL
2019				$2,374	$2,374	5.06%	—%	5.06%
2020				23,064	23,064	6.06%	—%	6.06%
2021				17,594	17,594	5.56%	—%	5.56%
2022				12,977	12,977	3.84%	—%	3.84%
2023	$320,000		$250,000	30,230	600,230	4.23%	3.50%	3.53%
2024		$200,000		36,198	236,198	4.46%	3.30%	3.48%
2025			250,000	315	250,315	6.63%	3.88%	3.88%
2026				335	335	6.63%	—%	6.63%
2027				355	355	6.63%	—%	6.63%
Thereafter			300,000	8,190	308,190	6.84%	3.63%	3.71%
Total	$320,000	$200,000	$800,000	$131,632	$1,451,632	4.95%	3.57%	3.69%
Weighted average rate	3.30%	3.30%	3.74%	4.95%	3.69%

1	Balances are reflected net of discounts and deferred financing costs and include premiums.

2
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

3	The effective interest rate includes the impact of interest rate swaps on $175.0 million at a weighted average rate of 2.29% (plus the applicable margin rate, currently 100 basis points).

4
As of June 30, 2019, there are no outstanding loans under the $150 million unsecured term loan due June 2026. This term loan has a delayed draw feature that allows the Company up to February 2020 to draw against the commitments.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 11

Debt Covenants
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS TTM ENDED JUNE 30, 2019 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS	EXCLUDING [2] LEASE ACCOUNTING IMPACT
Revolving credit facility and term loan [3]
Leverage ratio	Total debt/total capital	Not greater than 60%	33.8%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	3.1%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	34.6%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	4.2x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	4.7x
Construction and development	CIP/total assets	Not greater than 15%	1.1%
Asset investments	Mortgages & unimproved land/total assets	Not greater than 20%	1.0%

Senior notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	35.2%	33.6%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	3.2%	3.0%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	285.0%	297.5%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	4.7x	4.7x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.2x
Debt to enterprise value [6]	Debt/enterprise value	Not required	26.4%

1	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

2	Excludes the impact of the adoption of Topic 842, Leases where lease liabilities are considered debt per the covenant definitions.

3
As part of the Company's amendment to the credit facility and term loan agreements during the second quarter of 2019, the financial covenants were updated to exclude the impact of the Topic 842, Lease Accounting from the covenant calculations.

4	The senior note covenants calculations apply to the senior notes due 2025 and 2028. The senior notes due 2023 have similar covenants but contain a less restrictive definition of total assets.

5	Adjusted EBITDA is based on the current quarter results, annualized. See page 25 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.

6	Based on the closing price of $31.32 on June 30, 2019 and 129,245,343 shares outstanding. Debt does not include lease liabilities.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 12

Acquisition & Disposition Activity
DOLLARS IN THOUSANDS

ACQUISITION ACTIVITY
MARKET	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	PURCHASE PRICE	SQUARE FEET	LEASED %	CAP RATE [2]
Washington D.C. [3]	MOB	0.00	Inova Health	3/28/2019	$46,000	158,338	75%	5.2%
Indianapolis, IN	MOB	0.00	Indiana University Health	3/28/2019	47,000	143,499	100%	5.1%
Atlanta, GA	MOB	0.14	Piedmont Healthcare	4/2/2019	28,000	47,963	100%	5.7%
Dallas, TX	MOB	0.01	Baylor Scott & White Health	6/10/2019	17,000	89,990	85%	6.2%
Seattle, WA	MOB	0.20	MultiCare Health System	6/11/2019	7,720	29,870	100%	6.9%
Seattle, WA	MOB	0.27	UW Medicine (Seattle)	6/14/2019	19,005	47,255	96%	5.8%
Seattle, WA	MOB	0.35	UW Medicine (Seattle)	6/28/2019	30,500	78,288	99%	5.7%
Total					$195,225	595,203	91%	5.5%

DISPOSITION ACTIVITY
LOCATION	TYPE [1]	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SALES PRICE	SQUARE FEET	LEASED %	CAP RATE [4]
Tucson, AZ 5	MOB	Varies	Tenet [5]	4/9/2019	$13,000	67,345	95%	6.2%
Total					$13,000	67,345	95%	6.2%

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS
2015	$187,216	$27,859	$215,075	$157,975
2016	241,939	45,343	287,282	94,683
2017	327,167	32,305	359,472	122,700
2018	111,450	35,567	147,017	98,691
YTD 2019	195,225	14,196	209,421	13,000
Average (2015-2018)	216,942	35,269	252,212	118,512
% of Total	86.0%	14.0%	100.0%

1	MOB = Medical office building

2	For acquisitions, cap rate represents the forecasted first year NOI / purchase price.

3	Includes two properties.

4	For dispositions, cap rate represents the in-place cash NOI / sales price.

5	Includes three off-campus medical office buildings and one on-campus medical office building sold to a single purchaser. The associated health system is Tenet for three of these buildings.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 13

Re/Development Activity
DOLLARS IN THOUSANDS

RE/DEVELOPMENT ACTIVITY
LOCATION	MILES TO CAMPUS	SQUARE FEET	BUDGET	FUNDINGS THRU 6/30/2019	REMAINING FUNDINGS	LEASED %	EXPECTED CASH NOI AT LEASED %	EXPECTED STABILIZED YIELD
Same store redevelopment
Charlotte, NC [1]	0.00	40,278	$12,000	$9,751	$2,249	79%	$159	7.2%
Development
Seattle, WA	0.00	151,000	64,120	37,297	26,823	60%	617	7.0%
Total		191,278	$76,120	$47,048	$29,072	64%	$776

RE/DEVELOPMENT EXPECTED CASH NOI AND OCCUPANCY RAMP UP TO LEASED %
LOCATION	INITIAL OCCUPANCY	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Same store redevelopment
Charlotte, NC [1]
Cash NOI		$24	$163	$163	$163	$165	$168	$168
Average occupancy	Q2 2019	40%	79%	79%	79%	79%	79%	79%
Development
Seattle, WA
Cash NOI		—	—	(62)	$407	$617	$617	$617
Average occupancy	Q4 2019	—%	—%	10%	40%	60%	60%	60%
Total Cash NOI		$24	$163	$101	$570	$782	$785	$785

1	The redevelopment project, completed in 2Q 2019, is a 40,278 square foot vertical expansion to an existing medical office building. With the expansion, the building is 206,422 square feet.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 14

Portfolio [1]
DOLLARS IN THOUSANDS

MARKETS (BY SQUARE FEET)
				MOB 93.2%		NON-MOB 6.8%
MARKET	MSA RANK	INVESTMENT	COUNT	MULTI-TENANT	SINGLE-TENANT	INPATIENT REHAB [2]	INPATIENT SURGICAL	OFFICE	TOTAL	% OF TOTAL
Dallas, TX	4	$501,965	26	2,094,564			156,245	145,365	2,396,174	15.7%
Seattle, WA	15	527,197	22	1,205,064	67,510				1,272,574	8.3%
Nashville, TN	36	198,256	6	766,523				108,691	875,214	5.7%
Charlotte, NC	22	177,981	16	860,735					860,735	5.6%
Los Angeles, CA	2	187,334	12	594,163		63,000			657,163	4.3%
Denver, CO	19	149,938	9	557,368				93,869	651,237	4.3%
Houston, TX	5	133,500	8	533,857				57,170	591,027	3.9%
Richmond, VA	44	148,206	7	548,801					548,801	3.6%
Atlanta, GA	9	218,915	9	524,017	19,732				543,749	3.6%
Des Moines, IA	87	140,878	7	197,994	181,961			152,655	532,610	3.5%
Indianapolis, IN	33	121,185	4	526,194					526,194	3.4%
Memphis, TN	43	96,786	7	515,876					515,876	3.4%
Washington, DC	6	152,293	6	507,336					507,336	3.3%
San Antonio, TX	24	96,532	7	483,811					483,811	3.2%
Austin, TX	30	106,592	5	375,333					375,333	2.4%
Chicago, IL	3	92,389	3	352,800					352,800	2.3%
Oklahoma City, OK	41	121,435	3	151,507	200,000				351,507	2.3%
Honolulu, HI	56	142,873	3	298,427					298,427	2.0%
San Francisco, CA	12	120,015	3	286,270					286,270	1.9%
Miami, FL	7	58,098	4	241,980					241,980	1.6%
Colorado Springs, CO	79	53,948	3	241,224					241,224	1.6%
Other (17 markets)		552,306	31	1,573,118	322,482	75,000	186,000	—	2,156,600	14.1%
Total		$4,098,622	201	13,436,962	791,685	138,000	342,245	557,750	15,266,642	100.0%
Number of properties				181	11	2	2	5	201
% of square feet				88.0%	5.2%	0.9%	2.2%	3.7%	100.0%
Investment [1]				$3,493,893	$238,912	$20,839	$208,733	$136,245	$4,098,622
Quarterly cash NOI				$59,459	$4,961	$851	$4,768	$1,684	$71,723
% of cash NOI				82.9%	6.9%	1.2%	6.7%	2.3%	100.0%

BY BUILDING TYPE
	MOB TOTAL	MULTI-TENANT	SINGLE-TENANT	TOTAL
Number of properties	192	186	15	201
Square feet	14,228,647	13,994,712	1,271,930	15,266,642
% of square feet	93.2%	91.7%	8.3%	100.0%
Occupancy %	87.0%	86.3%	100.0%	87.4%
Investment [1]	$3,732,805	$3,630,138	$468,484	$4,098,622
Quarterly cash NOI	$64,420	$61,143	$10,580	$71,723
% of cash NOI	89.8%	85.2%	14.8%	100.0%

1	Excludes assets held for sale, land held for development, construction in progress and corporate property.

2	Includes one inpatient rehab facility and one skilled nursing facility.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 15

Associated Health Systems [1]

MOB PORTFOLIO (BY SQUARE FEET)
			ASSOCIATED 94.9% [2]
HEALTH SYSTEM	SYSTEM RANK [3]	CREDIT RATING	ON	ADJACENT [4]	ANCHORED [5]	OFF CAMPUS	TOTAL MOB	% OF TOTAL MOB
Baylor Scott & White Health	20	AA-/Aa3	1,834,256	232,749	163,188	—	2,230,193	15.7%
Ascension Health	4	AA+/Aa2	1,080,681	156,328	—	—	1,237,009	8.7%
CommonSpirit Health [6]	3	BBB+/Baa1	807,182	291,201	95,486	—	1,193,869	8.4%
Atrium Health	29	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.7%
Tenet Healthcare Corporation	7	B/B2	570,264	67,790	—	—	638,054	4.5%
Bon Secours Health System	78	A+/--	548,801	—	—	—	548,801	3.9%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.7%
Baptist Memorial Health Care	95	BBB+/--	424,306	—	39,345	52,225	515,876	3.6%
Wellstar Health System	84	A/A2	476,054	—	—	—	476,054	3.3%
HCA	2	BB+/Ba2	177,340	177,155	78,305	—	432,800	3.0%
UW Medicine (Seattle)	49	AA+/Aaa	194,536	102,540	—	125,543	422,619	3.0%
University of Colorado Health	68	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.4%
Trinity Health	6	AA-/Aa3	267,952	73,331	—	—	341,283	2.4%
Providence St. Joseph Health	5	AA-/Aa3	176,854	129,181	—	—	306,035	2.2%
Hawaii Pacific Health	195	--/A1	173,502	—	—	124,925	298,427	2.1%
Inova Health System	76	AA+/Aa2	262,121	—	—	—	262,121	1.8%
Medstar Health	39	A/A2	241,739	—	—	—	241,739	1.7%
Advocate Aurora Health Care	14	AA/Aa3	142,955	95,436	—	—	238,391	1.7%
Overlake Health System	339	A/A2	191,051	39,659	—	—	230,710	1.6%
MultiCare Health System	110	AA-/Aa3	154,452	63,039	—	—	217,491	1.5%
Memorial Hermann Health	43	A+/A1	—	206,090	—	—	206,090	1.4%
Mercy (St. Louis)	37	AA-/Aa3	—	—	200,000	—	200,000	1.4%
Other (18 credit rated systems)			877,418	657,940	110,339	—	1,645,697	11.6%
Subtotal - credit rated [7]			9,569,198	2,654,170	1,034,026	302,693	13,560,087	95.3%
Non-credit rated			238,710	—	—	429,850	668,560	4.7%
Total			9,807,908	2,654,170	1,034,026	732,543	14,228,647	100.0%
% of total			68.9%	18.7%	7.3%	5.1%

1	Excludes construction in progress and assets classified as held for sale.

2	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

3	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

4	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

5	Includes buildings where health systems lease 40% or more of the property.

6	Previously Catholic Health Initiatives.

7	Based on square footage, 86.9% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 16

Top Tenants [1]

					LEASED SQUARE FEET
TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF PROPERTIES	# OF LEASES	MOB	INPATIENT	TOTAL	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	20	AA-/Aa3	23	155	940,904	156,245	1,097,149	8.2%	9.0%
Atrium Health	29	AA-/Aa3	16	84	653,228	—	653,228	4.9%	4.3%
Mercy (St. Louis)	37	AA-/Aa3	2	2	200,000	186,000	386,000	2.9%	4.0%
CommonSpirit Health [3]	3	BBB+/Baa1	16	73	570,478	—	570,478	4.3%	3.9%
Ascension Health	4	AA+/Aa2	11	71	424,015	—	424,015	3.2%	3.0%
WellStar Health System	84	A/A2	7	48	322,697	—	322,697	2.4%	2.3%
Indiana University Health	26	AA/Aa2	4	60	433,706	—	433,706	3.2%	2.2%
Bon Secours Health System	78	A+/--	7	64	298,485	—	298,485	2.2%	2.2%
University of Colorado Health	68	AA-/Aa3	5	17	254,581	—	254,581	1.9%	2.0%
UW Medicine (Seattle)	49	AA+/Aaa	7	22	176,470	—	176,470	1.3%	1.8%
Tenet Healthcare Corporation	7	B/B2	10	36	130,193	63,000	193,193	1.4%	1.7%
Proliance Surgeons	-	-	5	16	126,109	—	126,109	0.9%	1.5%
Baptist Memorial Health Care	95	BBB+/--	6	23	181,318	—	181,318	1.4%	1.4%
Medstar Health	39	A/A2	3	53	151,463	—	151,463	1.1%	1.1%
Trinity Health	6	AA-/Aa3	3	31	158,209	—	158,209	1.2%	1.1%
Eating Recovery Center	-	B-/B3	4	7	104,193	—	104,193	0.8%	1.1%
Providence St. Joseph Health	5	AA-/Aa3	6	21	98,968	—	98,968	0.7%	1.1%
MultiCare Health System	110	AA-/Aa3	4	16	128,978	—	128,978	1.0%	1.0%
Hawaii Pacific Health	195	--/A1	3	32	85,513	—	85,513	0.6%	0.9%
Inova Health	76	AA+/Aa2	3	10	90,533	—	90,533	0.7%	0.8%
Labcorp of America	-	BBB/Baa2	20	23	174,661	—	174,661	1.3%	0.8%
Davita Kidney Care	-	BB/Ba2	13	16	143,845	—	143,845	1.1%	0.7%
Overlake Health System	339	A/A2	3	6	61,218	—	61,218	0.5%	0.6%
Memorial Herman	43	A+/A1	4	2	82,686	—	82,686	0.6%	0.6%
Advocate Aurora Health Care	14	AA/Aa3	2	11	63,797	—	63,797	0.5%	0.6%
Total				899	6,056,248	405,245	6,461,493	48.3%	49.7%

1	Excludes construction in progress and assets classified as held for sale.

2	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

3	Previously Catholic Health Initiatives.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 17

MOB Proximity to Hospital [1,2]

MEDICAL OFFICE BUILDINGS BY LOCATION
	2Q2019	1Q2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
On campus	68.9%	70.0%	69.3%	69.6%	69.3%	69.1%
Adjacent to campus [3]	18.7%	17.9%	18.3%	18.1%	17.9%	17.6%
Total on/adjacent	87.6%	87.9%	87.6%	87.7%	87.2%	86.7%
Off campus - anchored by health system [4]	7.3%	7.6%	7.8%	7.7%	7.7%	7.7%
Off campus	5.1%	4.5%	4.6%	4.6%	5.1%	5.6%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	CAMPUS PROXIMITY	SQUARE FEET	% OF TOTAL
	0.00	123	9,807,908	68.9%	68.9%	On campus	7,842,391	90.1%
0.00	250 yards	25	1,500,212	10.6%	79.5%	Adjacent [3]	80,525	0.9%
250 yards	0.25 miles	20	1,153,958	8.1%	87.6%		120,036	1.4%
0.25 miles	0.50	3	250,468	1.8%	89.4%	Off campus	124,925	1.4%
0.50	1.00	2	280,873	2.0%	91.4%		—	—%
1.00	2.00	5	519,446	3.6%	95.0%		319,446	3.7%
2.00	5.00	6	308,150	2.2%	97.2%		13,818	0.2%
5.00	10.00	5	275,189	1.9%	99.1%		205,631	2.3%
10.00		3	132,443	0.9%	100.0%		—	—%
Total		192	14,228,647	100.0%			8,706,772	100.0%

1	Excludes construction in progress and assets classified as held for sale.

2
Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

3	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

4	Includes buildings where health systems lease 40% or more of the property.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 18

Lease Maturity, Lease & Building Size [1]

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2019	433	1,628,116	13.5%	1	63,000	4.9%	434	1,691,116	12.7%	12.1%
2020	567	2,039,739	16.9%	1	83,318	6.6%	568	2,123,057	15.9%	15.7%
2021	452	1,630,358	13.5%	—	—	—%	452	1,630,358	12.2%	11.7%
2022	400	1,568,529	13.0%	1	58,285	4.6%	401	1,626,814	12.2%	12.1%
2023	320	1,413,451	11.7%	—	—	—%	320	1,413,451	10.6%	11.0%
2024	300	1,414,555	11.7%	—	—	—%	300	1,414,555	10.6%	10.2%
2025	117	704,427	5.8%	2	91,561	7.2%	119	795,988	6.0%	5.6%
2026	94	319,905	2.6%	—	—	—%	94	319,905	2.4%	2.3%
2027	67	319,221	2.7%	2	342,245	26.9%	69	661,466	4.9%	7.5%
2028	93	517,071	4.3%	2	235,419	18.5%	95	752,490	5.6%	5.9%
Thereafter	97	522,301	4.3%	6	398,102	31.3%	103	920,403	6.9%	5.9%
Total leased	2,940	12,077,673	86.3%	15	1,271,930	100.0%	2,955	13,349,603	87.4%	100.0%
Total building		13,994,712	100.0%		1,271,930	100.0%		15,266,642	100.0%
WALTR (months) [3]		41.2			96.8			46.5
WALT (months) [3]		86.8			169.9			94.7

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	1,571	—	>100,000	42.3%	6,451,077	146,615	44
2,501 - 5,000	721	—	<100,000 and >75,000	27.1%	4,137,794	86,204	48
5,001 - 7,500	232	—	<75,000 and >50,000	16.2%	2,469,882	63,330	39
7,501 - 10,000	140	—	<50,000 and >25,000	12.2%	1,869,883	38,161	49
10,001 +	276	15	<25,000	2.2%	338,006	16,096	21
Total Leases	2,940	15	Total	100.0%	15,266,642	75,953	201

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2
Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and sponsor support payments under financial support arrangements and straight-line rent.

3	WALTR = weighted average lease term remaining; WALT = weighted average lease term.

4	The average lease size in the multi-tenant properties is 4,108 square feet.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 19

Historical Occupancy [1]
DOLLARS IN THOUSANDS

SAME STORE PROPERTIES
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Multi-tenant
Investment	$2,946,524	$2,894,291	$2,897,873	$2,833,607	$2,738,045	$2,708,228
Number of properties	147	150	151	145	144	143
Total building square feet	11,533,207	11,432,246	11,490,212	11,341,527	11,221,175	11,236,857
Period end % occupied	88.3%	88.1%	88.6%	88.5%	88.3%	87.9%
Single-tenant
Investment	$461,794	$463,261	$471,319	$482,727	$481,727	$473,636
Number of properties	14	14	14	15	15	14
Total building square feet	1,252,198	1,252,198	1,307,713	1,341,781	1,341,781	1,306,362
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Investment	$3,408,318	$3,357,552	$3,369,192	$3,316,334	$3,219,772	$3,181,864
Number of properties	161	164	165	160	159	157
Total building square feet	12,785,405	12,684,444	12,797,925	12,683,308	12,562,956	12,543,219
Period end % occupied	89.5%	89.3%	89.8%	89.7%	89.6%	89.2%

PROPERTIES NOT IN SAME STORE
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Acquisitions [2]
Investment	$574,793	$520,418	$437,835	$464,185	$557,434	$526,129
Number of properties	27	24	22	26	27	24
Total building square feet	1,803,890	1,648,552	1,381,323	1,470,154	1,644,315	1,383,200
Period end % occupied	91.1%	91.0%	92.5%	91.9%	92.7%	92.7%
Development completions
Investment	$29,798	$29,388	$29,375	$29,122	$28,970	$31,929
Number of properties	1	1	1	1	1	2
Total building square feet	99,957	99,957	99,957	99,957	99,957	112,837
Period end % occupied	41.8%	41.8%	38.4%	38.4%	29.9%	34.9%
% leased	44.9%	41.8%	41.8%	41.8%	41.8%	48.4%
Reposition [3]
Investment	$85,713	$85,342	$74,415	$82,354	$82,251	$66,538
Number of properties	12	12	11	14	14	13
Total building square feet	577,390	577,390	519,424	574,396	574,396	471,604
Period end % occupied	38.7%	39.1%	35.7%	47.0%	48.5%	47.6%

TOTAL PROPERTIES
	2Q19	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018
Investment	$4,098,622	$3,992,700	$3,910,817	$3,891,995	$3,888,427	$3,806,460
Number of properties	201	201	199	201	201	196
Total building square feet	15,266,642	15,010,343	14,798,629	14,827,815	14,881,624	14,510,860
Period end % occupied	87.4%	87.2%	87.8%	87.9%	87.9%	87.7%

1	Excludes land held for development, construction in progress, corporate property and assets classified as held for sale.

2	Acquisition includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.

3
Reposition includes properties that meet any of the Company-defined criteria: properties having less than 60% occupancy that is expected to last at least two quarters; properties that experience a loss of occupancy over 30% in a single quarter; or properties with negative net operating income that is expected to last at least two quarters.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 20

Occupancy Reconciliation
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2019	201	13,093,955	15,010,343	87.2%	164	11,325,522	12,684,444	89.3%
Portfolio activity
Acquisitions	5	271,960	293,366	92.7%	NA	NA	NA	NA
Re/development completions	—	32,002	40,278	79.5%	—	32,002	40,278	79.5%
Dispositions [1]	(5)	(74,276)	(77,345)	96.0%	(5)	(74,276)	(77,345)	96.0%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	2	138,028	138,028	100.0%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Reposition from same store	NA	NA	NA	NA	—	—	—	—%
	201	13,323,641	15,266,642	87.3%	161	11,421,276	12,785,405	89.3%
Leasing activity
New leases/expansions	NA	134,613	NA	NA	NA	107,739	NA	NA
Move-outs/contractions	NA	(108,651)	NA	NA	NA	(88,524)	NA	NA
Net absorption	NA	25,962	NA	NA	NA	19,215	NA	NA
Ending June 30, 2019	201	13,349,603	15,266,642	87.4%	161	11,440,491	12,785,405	89.5%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2018	201	13,086,790	14,881,624	87.9%	159	11,254,233	12,562,956	89.6%
Portfolio activity
Acquisitions	10	650,200	735,861	88.4%	NA	NA	NA	NA
Re/development completions	—	32,002	40,278	79.5%	—	32,002	40,278	79.5%
Dispositions [1]	(10)	(353,680)	(391,121)	90.4%	(9)	(321,368)	(353,811)	90.8%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	10	540,443	576,286	93.8%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	3	69,958	82,037	85.3%
Reposition from same store	NA	NA	NA	NA	(2)	(85,969)	(122,341)	70.3%
	201	13,415,312	15,266,642	87.9%	161	11,489,299	12,785,405	89.9%
Leasing activity
New leases/expansions	NA	467,541	NA	NA	NA	365,411	NA	NA
Move-outs/contractions	NA	(533,250)	NA	NA	NA	(414,219)	NA	NA
Net absorption	NA	(65,709)	NA	NA	NA	(48,808)	NA	NA
Ending June 30, 2019	201	13,349,603	15,266,642	87.4%	161	11,440,491	12,785,405	89.5%

1	Includes properties reclassified as held for sale.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 21

Same Store Leasing Statistics [1]

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Average in-place contractual increases
Multi-tenant	2.91%	2.91%	2.91%	2.88%	2.84%	2.81%	2.80%	2.78%
Single-tenant	2.43%	2.46%	2.45%	2.42%	2.13%	2.12%	2.12%	2.10%
	2.84%	2.85%	2.84%	2.82%	2.73%	2.71%	2.69%	2.65%
Multi-tenant renewals
Cash leasing spreads	5.0%	3.3%	(0.5%)	3.8%	6.4%	5.2%	3.7%	4.6%
Tenant retention rate	87.4%	85.5%	82.6%	87.0%	84.4%	81.5%	81.9%	80.5%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Annual increase
CPI	2.53%	2.60%	2.51%	53.67%	2.52%	9.58%
Fixed	3.02%	92.92%	2.76%	16.76%	3.01%	82.51%
Non-annual increase (annualized)
CPI	1.07%	0.36%	0.50%	2.61%	0.77%	0.67%
Fixed	1.28%	2.83%	2.25%	26.96%	1.87%	6.13%
No increase
Term > 1 year	—%	1.29%	—%	—%	—%	1.11%
Total [2]	2.91%	100.00%	2.43%	100.00%	2.84%	100.00%

TYPE AND OWNERSHIP STRUCTURE (% OF SQUARE FEET)
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	48.7%	83.0%	52.4%
Physician and other	51.3%	17.0%	47.6%

Lease structure
Gross	13.3%	—%	11.9%
Modified gross	27.6%	—%	24.6%
Net	59.0%	—%	52.5%
Absolute net [3]	—%	100.0%	11.0%

Ownership type
Ground lease	64.0%	10.1%	58.7%
Fee simple	36.0%	89.9%	41.3%

1	Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Excludes leases with terms of one year or less.

3	Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 22

Same Store Performance [1]
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

	2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Multi-tenant
Revenues	$358,262	$90,249	$89,106	$89,331	$89,576	$348,066	$87,731	$86,834	$86,281	$87,220
Expenses	144,483	36,118	35,566	35,823	36,976	142,065	35,255	35,572	35,009	36,229
Cash NOI	$213,779	$54,131	$53,540	$53,508	$52,600	$206,001	$52,476	$51,262	$51,272	$50,991
Revenue per occ SF [2]	$35.17	$35.52	$35.04	$35.02	$35.12	$34.10	$34.43	$34.06	$33.83	$34.14
Margin	59.7%	60.0%	60.1%	59.9%	58.7%	59.2%	59.8%	59.0%	59.4%	58.5%
Average occupancy	88.3%	88.1%	88.2%	88.5%	88.4%	88.5%	88.4%	88.4%	88.5%	88.6%
Number of properties	147	147	147	147	147	147	147	147	147	147
Single-tenant
Revenues	$43,171	$11,052	$10,730	$10,693	$10,696	$42,290	$10,625	$10,621	$10,607	$10,437
Expenses	1,635	585	352	329	369	1,730	378	439	427	486
Cash NOI	$41,536	$10,467	$10,378	$10,364	$10,327	$40,560	$10,247	$10,182	$10,180	$9,951
Revenue per occ SF [2]	$34.48	$35.31	$34.28	$34.16	$34.17	$34.02	$34.08	$34.23	$34.19	$33.64
Average occupancy	100.0%	100.0%	100.0%	100.0%	100.0%	99.3%	99.6%	99.1%	99.1%	99.1%
Number of properties	14	14	14	14	14	14	14	14	14	14
Total
Revenues	$401,433	$101,301	$99,836	$100,024	$100,272	$390,356	$98,356	$97,455	$96,888	$97,657
Expenses	146,118	36,703	35,918	36,152	37,345	143,795	35,633	36,011	35,436	36,715
Cash NOI	$255,315	$64,598	$63,918	$63,872	$62,927	$246,561	$62,723	$61,444	$61,452	$60,942
Revenue per occ SF [2]	$35.09	$35.50	$34.96	$34.93	$35.02	$34.09	$34.40	$34.07	$33.82	$34.28
Margin	63.6%	63.8%	64.0%	63.9%	62.8%	63.2%	63.8%	63.0%	63.4%	62.4%
Average occupancy	89.5%	89.3%	89.4%	89.6%	89.6%	89.6%	89.5%	89.5%	89.6%	89.1%
Number of properties	161	161	161	161	161	161	161	161	161	161

SAME STORE GROWTH
	YEAR-OVER-YEAR
	2019	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Multi-tenant
Revenue per occ SF [2]	3.1%	3.2%	2.9%	3.5%	2.9%
Avg occupancy (bps)	-20	-30	-20	+10	-20
Revenues	2.9%	2.9%	2.6%	3.5%	2.7%
Expenses	1.7%	2.4%	—%	2.3%	2.1%
Cash NOI	3.8%	3.2%	4.4%	4.4%	3.2%
Single-tenant
Cash NOI	2.4%	2.1%	1.9%	1.8%	3.8%
Total
Revenues	2.8%	3.0%	2.4%	3.2%	2.7%
Cash NOI	3.6%	3.0%	4.0%	3.9%	3.3%

1
Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

2	Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 23

Reconciliation of NOI
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Net income (loss)	$4,484	$4,891	$16,314	$6,548	$37,729	$9,180	($37,151)	$3,173
Other income (expense)	15,354	13,564	2,850	12,135	(16,559)	12,175	58,429	18,819
General and administrative expense	7,845	8,510	8,534	8,504	8,373	9,101	8,272	8,021
Depreciation and amortization expense	43,926	42,662	42,437	42,061	40,130	39,573	37,324	35,873
Other expenses [1]	1,965	1,768	1,693	1,457	1,540	1,568	1,505	1,738
Straight-line rent expense	387	391	394	398	399	400	1,017	184
Straight-line rent revenue	(395)	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)
Other revenue [2]	(1,330)	(1,350)	(1,409)	(1,173)	(1,268)	(1,438)	(1,258)	(1,327)
Cash NOI	$72,236	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149
Acquisitions/development completions	(6,778)	(4,876)	(4,653)	(4,528)	(3,772)	(3,357)	(1,368)	(61)
Reposition	(347)	(257)	(217)	(368)	(525)	(584)	(661)	(705)
Dispositions/other	(513)	(717)	(1,389)	(1,305)	(2,250)	(3,452)	(3,452)	(3,441)
Same store cash NOI	$64,598	$63,918	$63,872	$62,927	$62,723	$61,444	$61,452	$60,942

TOP DOWN RECONCILIATION
	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Property operating before rent concessions	$103,245	$99,607	$99,877	$99,976	$97,185	$96,347	$92,209	$91,590
Rent concessions	(427)	(625)	(700)	(609)	(766)	(1,053)	(686)	(655)
Property operating	102,818	98,982	99,177	99,367	96,419	95,294	91,523	90,935
Single-tenant net lease	11,138	11,046	11,290	11,283	12,073	13,213	13,078	12,811
Straight-line rent revenue	395	668	682	802	1,074	1,722	1,205	1,332
Rental income	114,351	110,696	111,149	111,452	109,566	110,229	105,806	105,078
Property lease guaranty income	—	128	187	168	146	175	182	168
Parking income	1,870	1,734	1,733	1,752	1,819	1,626	1,705	1,669
Exclude straight-line rent revenue	(395)	(668)	(682)	(802)	(1,074)	(1,722)	(1,205)	(1,332)
Exclude other non-cash revenue [3]	(1,233)	(1,251)	(1,309)	(1,083)	(1,165)	(1,345)	(1,201)	(1,218)
Revenue	114,593	110,639	111,078	111,487	109,292	108,963	105,287	104,365
Property operating expense	(44,286)	(42,725)	(42,815)	(44,135)	(41,737)	(41,818)	(40,590)	(40,628)
Exclude non-cash expenses [4]	1,929	1,854	1,868	1,776	1,715	1,692	2,236	1,412
Cash NOI	$72,236	$69,768	$70,131	$69,128	$69,270	$68,837	$66,933	$65,149
Acquisitions/development completions	(6,778)	(4,876)	(4,653)	(4,528)	(3,772)	(3,357)	(1,368)	(61)
Reposition	(347)	(257)	(217)	(368)	(525)	(584)	(661)	(705)
Dispositions/other	(513)	(717)	(1,389)	(1,305)	(2,250)	(3,452)	(3,452)	(3,441)
Same store cash NOI	$64,598	$63,918	$63,872	$62,927	$62,723	$61,444	$61,452	$60,942

1	Includes acquisition and development expense, bad debt, above and below market ground lease intangible amortization, and leasing commission amortization.

2	Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease terminations and tenant improvement overage amortization.

3	Includes above and below market lease intangibles, lease inducements, lease terminations and TI amortization.

4	Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 24

Reconciliations of NOI & EBITDA
DOLLARS IN THOUSANDS

RECONCILIATION OF TTM ENDED 6/30/2019 - CASH NOI
	2019	2018	% CHANGE
Same store cash NOI	$255,315	$246,561	3.6%
Reposition	1,189	2,475	(52.0%)
	$256,504	$249,036	3.0%
Acquisitions/development completions	20,835	8,558	143.5%
Dispositions/other	3,924	12,595	(68.8%)
Cash NOI	$281,263	$270,189	4.1%

RECONCILIATION OF EBITDA
	TTM	2Q 2019	1Q 2019	4Q 2018	3Q 2018
Net income	$32,237	$4,484	$4,891	$16,314	$6,548
Interest expense	54,504	13,850	13,588	13,602	13,464
Depreciation and amortization	171,086	43,926	42,662	42,437	42,061
EBITDA	$257,827	$62,260	$61,141	$72,353	$62,073
Other amortization expense [1]	8,789	2,339	2,191	2,170	2,089
Gain on sales of real estate properties	(16,939)	(4,849)	(15)	(10,787)	(1,288)
Impairments on real estate assets	5,610	5,610	—	—	—
EBITDAre [2]	$255,287	$65,360	$63,317	$63,736	$62,874

EBITDA	$257,827	$62,260	$61,141	$72,353	$62,073
Acquisition and development expense	1,068	422	305	200	141
Gain on sales of real estate properties	(16,939)	(4,849)	(15)	(10,787)	(1,288)
Impairments on real estate assets	5,610	5,610	—	—	—
Debt Covenant EBITDA	$247,566	$63,443	$61,431	$61,766	$60,926
Other amortization expense	8,789	2,339	2,191	2,170	2,089
Timing impact [3]	1,761	1,024	1,136	(349)	(50)
Stock based compensation	10,217	2,372	2,639	2,601	2,605
Adjusted EBITDA	$268,333	$69,178	$67,397	$66,188	$65,570

1	Includes leasing commission amortization, above and below market lease intangible amortization, deferred financing costs amortization and the amortization of discounts and premiums on debt.

2
Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”

3	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 25

Components of Net Asset Value
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2019
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	REPOSITION [3]	TIMING ADJUSTMENTS [4]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI	% OF ADJUSTED NOI
MOB/outpatient	$57,690	$6,383	$567	$973	$65,613	$262,452	90.0%
Inpatient rehab	851	—	—	—	851	3,404	1.2%
Inpatient surgical	4,768	—	—	—	4,768	19,072	6.5%
Office	1,289	395	—	—	1,684	6,736	2.3%
Total Cash NOI	$64,598	$6,778	$567	$973	$72,916	$291,664	100.0%

DEVELOPMENT PROPERTIES
Land held for development	$24,647
Construction in progress	36,996
Unstabilized development [5]	29,798
$91,441

OTHER ASSETS
Assets held for sale [6]	$6,029
Reposition properties (net book value) [3]	7,486
Cash and other assets [7]	102,895
$116,410

DEBT
Unsecured credit facility	$320,000
Unsecured term loan	200,000
Senior notes	800,000
Mortgage notes payable	131,632
Other liabilities [8]	68,795
$1,520,427

TOTAL SHARES OUTSTANDING
As of July 26, 2019		129,245,427

IMPLIED CAP RATE
	STOCK PRICE	IMPLIED CAP RATE
As of 7/26/19	$32.00	5.35%

2Q 2019 high	$33.17	5.21%
2Q 2019 low	$29.96	5.63%

1	See Same Store Performance schedule on page 23 for details on same store NOI.

2
Adjusted to reflect quarterly NOI from properties acquired or stabilized developments completed during the full eight quarter period that are not included in same store NOI. Stabilized developments include developments completed during the full eight quarter period that are not included in same store, but are 90% occupied or greater.

3
Reposition properties includes 12 properties which comprise 577,390 square feet. The NOI table above includes 8 of these properties comprising 361,780 square feet that have generated positive NOI totaling approximately $0.6 million. The remaining 4 properties, comprising 215,610 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $7.5 million in the other assets table above.

4	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous re/developments.

5	Unstabilized development includes the gross book value of one property that was completed on June 30, 2017. The building is 45% leased and occupied as of June 30, 2019.

6	Assets held for sale includes three real estate properties that are excluded from same store NOI and reflect net book value.

7
Includes cash of $7.6 million, prepaid assets of $49.8 million, accounts receivable of $9.2 million, and prepaid ground leases of $25.0 million. In addition, includes the Company's occupied portion of its corporate headquarters of $11.3 million.

8
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $60.6 million, security deposits of $7.5 million, and deferred operating expense reimbursements of $0.7 million.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 26

Components of Expected FFO
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

SAME STORE RANGE OF EXPECTATIONS
	EXPECTED 2019		ACTUAL
	LOW	HIGH	2Q 2019
TTM Average Occupancy
Multi-tenant	88.0%	90.0%	88.3%
Single-tenant	99.0%	100.0%	100.0%
TTM revenue per occupied square foot
Multi-tenant	$34.50	$35.50	$35.17
Single-tenant	$34.00	$34.50	$34.48
TTM Multi-tenant cash NOI margin	59.0%	60.0%	59.7%
Multi-tenant cash leasing spreads	3.0%	4.0%	5.0%
Multi-tenant lease retention rate	75.0%	90.0%	87.4%
TTM cash NOI growth
Multi-tenant	2.8%	3.3%	3.8%
Single-tenant	1.5%	3.5%	2.4%
Total	2.5%	3.3%	3.6%

ANNUAL RANGE OF EXPECTATIONS
	LOW	HIGH	YTD
Normalized G&A	$33,000	$34,000	$16,355
Straight-line rent, net [1]	500	1,500	271
Funding activity
Acquisitions	225,000	325,000	195,225
Dispositions	(75,000)	(125,000)	(13,000)
Re/development	30,000	50,000	14,196
1st generation TI and acq. cap. ex.	10,000	13,000	7,399
2nd generation TI	24,000	30,000	10,450
Leasing commissions paid	7,000	9,000	4,084
Capital expenditures	16,000	20,000	8,455
Cash yield
Acquisitions	5.1%	5.8%	5.5%
Dispositions	6.0%	7.5%	6.2%
Re/development (stabilized)	6.0%	7.5%	NA
Leverage (debt/cap)	30.0%	35.0%	33.8%
Net debt to adjusted EBITDA	5.0x	5.5x	5.2x

1	This guidance range is based on current in-place leases. Straight-line rent, net was $2.7 million for the year ended December 31, 2018, with a quarterly range of $0.3 million to $1.3 million.

HEALTHCARE REALTY	2Q 2019 SUPPLEMENTAL INFORMATION 27